VOYA CREDIT INCOME FUND

(the “Fund”)

Supplement dated November 29, 2024

to the Fund’s Class A, Class C, Class I, and Class W Common Shares’ Prospectus, dated June 28, 2024, as supplemented (the “Prospectus”)

Effective November 29, 2024, the Prospectus is revised as follows:

The sub-section of the Prospectus entitled “Appendix A – Financial Intermediary Specific Sales Charge Waiver and Related Discount Policy Information – Ameriprise Financial” is deleted in its entirety and replaced with the following:

AMERIPRISE FINANCIAL

Front-End Sales Charge Reductions on Class A Common Shares Purchased Through Ameriprise Financial

Shareholders purchasing Class A Common Shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A Common Shares as follows:

•Transaction size breakpoints, as described in this Prospectus or the SAI.

•Rights of accumulation (ROA), as described in this Prospectus or the SAI.

•Letter of intent, as described in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Common Shares Purchased Through Ameriprise Financial.

Shareholders purchasing Class A Common Shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI: Such shareholders may purchase Class A Common Shares at NAV without payment of a front-end sales charge as follows:

•Common Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer- sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Common Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing Common Shares of the same Fund (but not any other fund within the same fund family).

•Common Shares exchanged from Class C Common Shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such Common Shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchanges of Class C Common Shares for load waived Common Shares, that waiver will also apply to such exchanges.

•Common Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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•Common Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Common Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed Common Shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C Common Shares purchased through Ameriprise Financial

Fund Common Shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

•Redemptions due to death or disability of the shareholder.

•Common Shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI.

•Redemptions made in connection with a return of excess contributions from an IRA account.

•Common Shares purchased through a Right of Reinstatement (as defined above).

•Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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